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                                                                    EXHIBIT 10.3



                      FOURTH AMENDMENT TO CREDIT AGREEMENT

                  THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of June 10, 1998, is between NATIONAL AMERICAN CORPORATION, a Nevada corporation ("Borrower") and THOUSAND TRAILS, INC., a Delaware corporation and the successor by merger to USTrails Inc., a Nevada corporation ("Lender").

                  WHEREAS, Borrower and Lender entered into a Credit Agreement, dated as of December 31, 1991 (the "Original Credit Agreement");

                  WHEREAS, Borrower and Lender amended the Original Credit Agreement pursuant to the First Amendment to Credit Agreement dated as of June 30, 1993, the Second Amendment to Credit Agreement dated as of November 10, 1994, and the Third Amendment to Credit Agreement dated as of July 1, 1996 (together with the Original Credit Agreement, the "Credit Agreement");

                  WHEREAS, Borrower and Lender wish to amend the Credit Agreement in certain respects;

                  NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and agreements contained herein, the parties hereto agree as follows:

                  1. Definitions. Capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

                  2. Amendment of Section 1.01.30. Section 1.01.30 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 1.01.30 "MATURITY DATE" means the earlier of March 31, 2003, or the date the Term Loan shall become due and payable pursuant to Section 6.01.

                  3. Amendment of Section 1.01.42. Section 1.01.42 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  1.01.42 "TERMINATION DATE" means the earliest of March 31, 2003, or the date of termination in whole of the commitment to make Revolving Credit Loans pursuant to Section 2.03 or Section 6.01.

                  4. Amendment of Loan Documents and Further Assurances. If requested by Lender, Borrower shall execute and deliver such documents and other instruments, and make such filings and take such action, including amendment of the Mortgages and other Loan Documents to secure Borrower's obligations under the Credit Agreement as amended hereby and to ratify and confirm the liens and security interests granted by the other Loan Documents.

                  5. Effect on the Loan Documents. Except as expressly amended or modified by this Amendment, the Credit Agreement and the other Loan Documents are in

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                                                                    EXHIBIT 10.3


all respects ratified and confirmed and all terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

                  6. Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

                  7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors and assigns.

                  8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

                  9. FINAL AGREEMENT OF THE PARTIES. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, CONSTITUTES A "LOAN AGREEMENT" FOR THE PURPOSES OF SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BORROWER:                              NATIONAL AMERICAN CORPORATION


                                       By:  /s/ David A. McCrum
                                          --------------------------------
                                       Name:    David A. McCrum
                                       Title:   Vice President



LENDER:                                THOUSAND TRAILS, INC.


                                       By:  /s/ Walter B. Jaccard
                                          --------------------------------
                                       Name:    Walter B. Jaccard
                                            ------------------------------
                                       Title:   Vice President
                                             -----------------------------

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                                                                    EXHIBIT 10.3


ACCEPTED AND AGREED TO WITH RESPECT TO THE GUARANTY AND SECURITY AGREEMENT, AS OF THE DATE FIRST ABOVE WRITTEN.

NACO SUBSIDIARIES:

BEECH MOUNTAIN LAKES CORPORATION
CAROLINA LANDING CORPORATION
CARRIAGE MANOR CORPORATION
CHEROKEE LANDING CORPORATION
CHIEF CREEK CORPORATION
DIXIE RESORT CORPORATION
FOXWOOD CORPORATION
G L LAND DEVELOPMENT, INC.
LAKE ROYALE CORPORATION
LAKE TANSI CORPORATION
LML RESORT CORPORATION
NATCHEZ TRACE WILDERNESS PRESERVE CORPORATION
QUAIL HOLLOW PLANTATION CORPORATION
QUAIL HOLLOW VILLAGE, INC.
RECREATION LAND CORPORATION
RECREATION PROPERTIES, INC.
RESORT LAND CORPORATION
TANSI RESORT, INC.
THE KINSTON CORPORATION
THE VILLAS OF HICKORY HILLS, INC.
WESTERN FUND CORPORATION
WESTWIND MANOR CORPORATION
WOLF RUN MANOR CORPORATION



By:  /s/ David A. McCrum
   ------------------------------------
Name:    David A. McCrum
     ----------------------------------
Title:   Vice President
      ---------------------------------

ACKNOWLEDGED:

FOOTHILL CAPITAL CORPORATION,
as assignee of the indebtedness owed to
Lender under the Credit Agreement


By:  /s/ Katy J. Brooks
   ------------------------------------
Name:    Katy J. Brooks
     ----------------------------------
Title:   Vice President
      ---------------------------------

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